UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2023

OLIN CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	1-1070	13-1872319
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 Carondelet Plaza,	Suite 1530	Clayton,	MO	63105
(Address of principal executive offices)				(Zip Code)
(314) 480-1400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐		Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐		Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐		Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐		Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value per share	OLN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐		Emerging growth company

☐		If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 5, 2023, the Board of Directors (the “Board”) of Olin Corporation (“Olin”) elected Julie A. Piggott to serve on Olin’s Board. Ms. Piggott was also appointed to serve on the Compensation Committee and the Nominating and Governance Committee of Olin’s Board. Ms. Piggott’s term as a director on the Board commenced June 5, 2023 and expires at Olin’s 2024 annual meeting of shareholders. Ms. Piggott is expected to be nominated by the Board for re-election for a one-year term as a director on the Board at Olin’s 2024 annual meeting of shareholders, which nomination along with all other director nominations would be voted on by Olin shareholders.

There are no arrangements or understandings between Ms. Piggott and any other persons pursuant to which Ms. Piggott was selected as a director, and there are no transactions or proposed transactions in which Olin was or is to be a participant and in which Ms. Piggott had or will have a direct or indirect material interest that are required to be reported pursuant to Item 404(a) of Regulation S-K.

Ms. Piggott will be compensated for board services in the same manner as other members of Olin’s Board as described in Olin’s annual proxy statement filed with the U.S. Securities and Exchange Commission on March 17, 2023.

A copy of the press release announcing the election of Ms. Piggott is attached as Exhibit 99.1 and incorporated by reference into this Item 5.02.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Olin’s Board approved an amendment to Article II, Section 1 of Olin’s Bylaws to increase the size of the Board from eight to nine, effective June 5, 2023. A copy of the amended Bylaws is filed as Exhibit 3.1 hereto and is incorporated by reference into this Item 5.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibit No.	Exhibit
3.1	Bylaws of Olin Corporation, as amended effective June 5, 2023
99.1	Press Release announcing the election of new director, dated June 5, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLIN CORPORATION
By:	/s/ Dana O’Brien
	Name:	Dana O’Brien
	Title:	Senior Vice President, General Counsel and Secretary

Date: June 5, 2023